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                                                                  Exhibit 10.11


                                   AMENDMENT

    AMENDMENT (this "AMENDMENT") dated as of August 23, 1999 to Note Purchase Agreements dated September 15, 1997 and June 3, 1998 by and among LABRANCHE & CO., a New York limited partnership (the "COMPANY"), and CERTAIN OF THE INSTITUTIONS IDENTIFIED AS A HOLDER OF NOTES ON THE SIGNATURE PAGES HEREOF (collectively, the "NOTEHOLDERS").

1.  PRELIMINARY STATEMENTS

    1.1 The Company entered into those separate Note Purchase Agreements, dated as of September 15, 1997 and June 3, 1998 (as in effect immediately prior to the date this amendment becomes effective, collectively, the "EXISTING NOTE PURCHASE AGREEMENT" and as amended hereby, the "NOTE PURCHASE AGREEMENT"), with, respectively, the purchasers of the Notes signatory thereto, pursuant to which the Company issued and sold to such purchasers $20,000,000 in principal amount of the Company's 8.17% Subordinated Notes due September 15, 2002, and $15,000,000 in principal amount of the Company's 7.69% Subordinated Notes due June 3, 2008, respectively (collectively the "NOTES").

    1.2 The Company and the Noteholders agree to amend the Existing Note Purchase Agreement as more particularly set forth in this Agreement.

2.  DEFINED TERMS

    The terms used herein have the meanings specified in the Existing Note Purchase Agreement unless otherwise defined herein.

3.  AMENDMENTS TO TERMS OF EXISTING NOTE PURCHASE AGREEMENT

    The terms of the Existing Note Purchase Agreement are hereby amended as follows:

    3.1 A new Section 9.10 is hereby added to the existing Note Purchase Agreement as follows:

    9.10 RIGHTS AS SPECIALIST

    The Company will not sell, transfer or permit by inaction the transfer of any of its rights to act as a specialist on the NYSE in respect of any particular stock, except

         (a) in connection with a regulatory action initiated by the NYSE in respect of which the Company has made reasonable efforts to contest, or

         (b)  in an arm's-length exchange with an unrelated, unaffiliated
    NYSE specialist firm solely for the right to act as a specialist on the NYSE in respect of stock in which such other firm is, immediately prior to such exchange, the specialist.

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    3.2  Section 10.1(b) of the Existing Note Purchase Agreements hereby amended in full to read as follows:

         (b) PARTNER'S CAPITAL. The Company will not permit, at any time, Adjusted Partners' Capital to be less than $94,000,000.

    3.3 Section 10.3 of the Existing Note Purchase Agreement is amended to read in full as follows:

    10.3 RESTRICTED PAYMENTS.

    The Company will not declare, make or pay any Restricted Payment, if,

         (a) after such declaration, making or payment, the amount of Restricted Payments declared, made or paid during the then current Fiscal Quarter would exceed an amount equal to

              (i)    $5,000,000, PLUS

              (ii) Operating Income determined in respect of all then completed Fiscal Quarters from and including the Fiscal Quarter beginning on July 1, 1997, PLUS

              (iii)  the book value of the net proceeds of all

                     (A) sales of partnership interests received by the Company on or after July 1, 1997

                     (B) contributions to partnership capital received by the Company on or after July 1, 1997,

                     (C) issuances of Permitted Subordinated Debt received by the Company on or after July 1, 1997 (except to the extent issued in lieu of a distribution in respect of partnership capital), MINUS

              (iv) the amount of all Restricted Payments made during all then completed Fiscal Quarters from and including the Fiscal Quarter beginning on July 1, 1997, or

         (b) a Default, Event or Default or Event of Acceleration then exists or would exist after giving effect thereto.

    3.4 Section 10.4 of the Existing Note Purchase Agreement is hereby amended to read in its entirety as follows:

    10.4 TRANSACTIONS WITH AFFILIATES.

    The Company will not enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of


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properties of any kind or the rendering of any service) with any Affiliate, except in the ordinary course and pursuant to the reasonable requirements of the Company's business and upon fair and reasonable terms. For purposes of this Section, borrowings from the Parent shall be considered to be in the ordinary course of the Company's business, provided that such borrowings are otherwise in compliance with this Agreement.

    3.5 Subsections (h), (i) and (j) of Section 11.1 of the Existing Note Purchase Agreement are hereby amended to read in full as follows:

    (h)  INVOLUNTARY BANKRUPTCY PROCEEDINGS-

              (i) a receiver, liquidator, custodian or trustee of the Company, the General Partner or the Parent, or of all or any of the property of the Company, the General Partner or the Parent, shall be appointed by court order and such order remains in effect for more than 60 days; or an order for relief shall be entered with respect to the Company, the General Partner or the Parent, or the Company, the General Partner or the Parent shall be adjudicated a bankrupt or insolvent;

              (ii) any of the property of the Company, the General Partner or the Parent shall be sequestered by court order and such order shall remain in effect for more than 60 days; or

              (iii) a petition shall be filed against the Company, the General Partner or the Parent under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and shall not be dismissed within 60 days after such filing;

    (i) VOLUNTARY PETITIONS -- the Company, the General Partner or the Parent shall file a petition in voluntary bankruptcy or seeking relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or shall consent to the filing of any petition against it under any such law;

    (j) ASSIGNMENTS FOR BENEFIT OF CREDITORS, ETC. -- the Company, the General Partner or the Parent shall make an assignment for the benefit of its creditors, or the Company, the General Partner or the Parent shall fail to pay its debts generally as they become due, or the Company, the General Partner or the Parent shall consent to the appointment of a receiver, liquidator or trustee of all or any part of its property; or

    3.6 The following definition is hereby added to Schedule B of the Existing Note Purchase Agreement in the appropriate alphabetical position:

         PARENT -- means LaBranche & Co Inc., a Delaware corporation


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     3.7  The following definitions in Schedule B of the Existing Note
Purchase Agreement are amended in their entirety as follows:

          "ADJUSTED PARTNERS' CAPITAL" means, at any time, an amount equal to:

          (a) partners' capital as shown on the statement of financial position of the Company, plus

          (b) the net book value (on the books of the Company) of liabilities owing by the Company in respect of NYSE Exchange Memberships, to the extent that such liabilities qualify as Net Capital of the Company at such time, PLUS

          (c)  the principal amount of all Permitted Subordinated Debt, minus

          (d) all intangible assets shown on the statement of financial position of the Company,

determined at such time, in accordance with GAAP, to the extent applicable.

       "CHANGE IN CONTROL"--a change of control shall have occurred if at any time (a) at least fifty-one percent (51%) of the equity interest of any of the Company, the General Partner and the Parent is not owned, either directly or indirectly by attribution through an intermediate Person, by Acceptable Persons and (b) George M.L. LaBranche IV is not the Chairman of the Board of Directors and Chief Executive Officer of the Parent.

        The amount of equity or partnership interest owned by any Person shall be determined by reference to the book value on the books of the Company of such equity or partnership interest. As used in this definition.

           "ACCEPTABLE PERSON" - means a natural person who on August 16, 1999 owned a membership interest in the General Partner, or, in the case of the Parent, a member of the Family or a Family Trust of such person.

                (i) in respect of the Company, on the date of Closing, owned, directly or indirectly, limited partnership interests in the Company, or, in each case, a member of the Family or a Family Trust of such person, or

               (ii) in respect of the General Partner and the Parent, on the date of Closing, owned, directly or indirectly, membership interests in the General Partner.

           "FAMILY"-- means, with respect to any natural person, the heirs, legatees, descendants and blood relatives to the third degree of consanguinity of such natural person.

            "FAMILY TRUSTS" -- means, with respect to any natural person, any trusts for the exclusive benefit of such natural person and the spouse and lineal descendants of such natural person.


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          "OPERATING INCOME"--means, in respect of any period, the net income
     (or deficit) of the Company, PLUS

          (a) any payment made or obligation incurred to any managing director partner or any holder of any class of equity of the Company or the General Partner, however classified including, without limitations, salaries, bonuses, dividends, interest, and payments in respect of taxes,

          (b) taxes, and

          (c) non cash charges attributable to the amortization of goodwill acquired subsequent to July 15, 1999 but, in each case, only to the extent that such item included in the determination of such net income, determined for such period in accordance with GAAP.

4.   WARRANTIES AND REPRESENTATIONS OF THE COMPANY

     The Company represents and warrants to the holders of the Notes as of the date hereof that:

          (a) the Company is duly organized, validly existing and in good standing in its jurisdiction organization;

          (b) the Company has the power to enter into this Amendment and to perform its obligations hereunder;

          (c) this Amendment has been duly authorized by all necessary action on the part of the Company, and each of this Amendment and the Note Purchase Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by

              (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and

              (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (d) neither the execution or delivery by the Company of this Amendment nor the performance by the Company of its obligations hereunder or under the Existing Note Purchase Agreement, the Note Purchase Agreement, or the Notes (collectively, "FINANCING DOCUMENTS"):

              (i) will adversely affect the enforceability against the Company of the Financing Documents;

              (ii) will require the taking of any action or the giving of any consent or approval by, or the making or any registration or filing with, any Governmental

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          Authority or other person other than such actions, consents, approvals, registrations and filings as have heretofore been taken, given or made (as the case may be):

               (iii) will violate any provision of any organizational document of the Company, or any provision of any law, rule, regulation, order or decree of any Governmental Authority applicable to the Company; or

               (iv) will violate or constitute a default under any material agreement to which the Company is a party or by which any of its properties or assets is or may be bound, or will result in the creation or imposition of any Lien on the properties or assets of the Company;

          (e)  (i)   neither this Amendment or any certificate furnished in
     connection herewith nor any other document or statement furnished to the holders of the Notes in connection with the amendments contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading;

               (ii) there is no fact known to the Company that has had or, so far as the Company can now reasonably foresee, could reasonably be expected to have, a Material Adverse Effect that has not been publicly disclosed;

          (f) the Company has received the approval of the Examining Authority of this Amendment;

          (g) immediately after the effectiveness hereof and after giving effect hereto, there exists no Default or Event of Default, or Event of Acceleration, and

          (h) attached hereto as Schedule 1 is a true and correct list of the holders of membership interests in the General Partner and their respective percentage ownership as of August 16, 1999.

5.   SCOPE AND EFFECT OF AMENDMENT

     The terms of this Amendment shall not operate as or constitute a waiver by any holder of Notes of, or otherwise prejudice any holder of Notes' rights, remedies or powers under, the Existing Note Purchase Agreement, any other Financing Document or under applicable law. Except as expressly provided herein,

         (a) no terms or provisions of the Existing Note Purchase Agreement are modified or changed by this Amendment, and

         (b) the terms and provisions of the Existing Note Purchase Agreement continue in full force and effect.

The Company hereby acknowledges, confirms, reaffirms and ratifies all of its obligations and duties under the Financing Documents and all agreements related thereto. This Amendment does not constitute an agreement or obligation of any holder of Notes to give its consent to any future


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

amendment of any Financing Document or to any future transaction that would, absent consent of the holders of the Notes, constitute a Default or Event of Default under the Note Purchase Agreement. This Amendment may not be contradicted by evidence of any actual or alleged prior, contemporaneous or subsequent understandings or agreements of the parties, written or oral, express or implied, other than a writing which expressly amends or supersedes this Amendment or Financing Documents. Upon the effectiveness of this Amendment, each reference in any Financing Document to any Note Purchase Agreement shall mean and be a reference to the Note Purchase Agreement as amended hereby.

6.   MISCELLANEOUS

     6.1  GOVERNING LAW

     This Amendment is governed by the internal laws of the State of New York and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of such State.

     6.2  SUCCESSORS AND ASSIGNS

     This Amendment shall bind and inure to the benefit of the respective successors and assigns of the Company and the holders of the Notes.

     6.3  EXPENSES

     The Company will pay, or cause to be paid, the reasonable out-of-pocket costs and expenses of each holder of Notes in connection with entering into this Amendment and the consummation of all transactions contemplated hereby. The obligations of the Company under this Section 6.3 shall survive payment of any Note issued under the Note Purchase Agreement.

     6.4  EFFECTIVENESS

     This Amendment may be executed in one or more counterparts and shall be effective, as of the date hereof, when at least one counterpart shall have been executed by the Company and holders of Notes constituting the Required Holders.

   [Remainder of page intentionally blank. Next page is signature page.]

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    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on their behalf by a duly authorized officer or agent thereof, as the case may be, as of the date first above written.


                                         Very truly yours,

                                         LABRANCHE & CO. BY LAB INVESTING
                                         CO. LLC, its General Partner


                                         By:   /s/ George M. L. LaBranche IV
                                             ---------------------------------
                                             Name:  George M. L. LaBranche IV
                                             Title: Senior Managing Director



Holders of Notes:

LION II CUSTOM INVESTMENTS LLC
FIRST COLUMBINE LIFE INSURANCE COMPANY
SOUTHLAND LIFE INSURANCE COMPANY
SECURITY LIFE OF DENVER INSURANCE COMPANY
GOLDEN AMERICA LIFE INSURANCE COMPANY
EQUITABLE AMERICAN INSURANCE COMPANY
USG ANNUITY & LIFE COMPANY
By:  ING Investment Management LLC, as Agent


By:
    ----------------------------------
    Name:
    Title:


NN LIFE INSURANCE COMPANY                WESTERN UNION INSURANCE COMPANY
OF CANADA


By:                                      By:
   -----------------------------------       ---------------------------------
   Name:                                     Name:
   Title:                                    Title:


By:
   -----------------------------------
   Name:
   Title:

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on their behalf by a duly authorized officer or agent thereof, as the case may be, as of the date first above written.


                                         Very truly yours,

                                         LABRANCHE & CO. BY LAB INVESTING
                                         CO. LLC., its General Partner


                                         By:
                                             ---------------------------------
                                             Name:  George M. L. LaBranche IV
                                             Title: Senior Managing Director



Holders of Notes:

LION II CUSTOM INVESTMENTS LLC
FIRST COLUMBINE LIFE INSURANCE COMPANY
SOUTHLAND LIFE INSURANCE COMPANY
SECURITY LIFE OF DENVER INSURANCE COMPANY
GOLDEN AMERICA LIFE INSURANCE COMPANY
EQUITABLE AMERICAN INSURANCE COMPANY
USG ANNUITY & LIFE COMPANY
By:  ING Investment Management LLC, as Agent


By:   /s/ Randal W. Ralph
    ----------------------------------
    Name:  Randal W. Ralph
    Title: Vice President


NN LIFE INSURANCE COMPANY                WESTERN UNION INSURANCE COMPANY
OF CANADA


By:   /s/ Randal W. Ralph                By:    /s/ Randal W. Ralph
   -----------------------------------       ---------------------------------
   Name:  Randal W. Ralph                    Name:  Randal W. Ralph
   Title: Authorized Signatory               Title: Authorized Signatory


By:   /s/ Fred C. Smith
   -----------------------------------
   Name:  Fred C. Smith
   Title: Authorized Signatory